UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)
BNY Mellon Financial Center
One Boston Place, 024-0071
Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)
David K. Mossman
BNY Mellon Wealth Management
One Mellon Center
Pittsburgh, PA 15258

(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.
     The Annual Report to Investors is attached herewith.
MELLON OPTIMA L/S STRATEGY FUND, LLC
ANNUAL REPORT TO INVESTORS
FOR THE YEAR ENDED MARCH 31, 2011

This report and the financial statements contained herein are submitted for the general information of investors in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).
Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.
To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.
Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.
As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - March 31, 2011
			Percentage of
Investment Funds	Cost	Value	Net Assets

Opportunistic	$120,234,636	$143,710,094	28.4%
Growth	96,386,385	118,949,492	23.5%
Value	93,877,505	120,496,475	23.9%
Global	81,208,323	94,124,348	18.6%

Total Investment Funds	$391,706,849	$477,280,409	94.4%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Schedule of Investments - March 31, 2011
					Redemption
			Percentage of		Notice Period
Investment Funds - United States	Cost	Value	Net Assets	Liquidity	(# of days)

Opportunistic
Bay Pond Partners, L.P.	$12,000,000	$12,139,945	2.4%	Semi-Annually (a)	45
Brookside Capital Partners Fund II, L.P.	20,000,000	20,597,365	4.1%	Quarterly †	60
Eminence Partners, L.P.	17,892,267	18,728,987	3.7%	Quarterly †	45
Glenview Institutional Partners, L.P.	28,166,741	30,869,619	6.1%	Quarterly †	45
Hunter Global Investors Fund I, L.P.	13,873,211	19,676,603	3.9%	Quarterly †	30
Karsh Capital II, L.P.	11,538,224	17,484,992	3.4%	Quarterly †	30
Kingdon Associates	14,692,981	22,026,631	4.3%	Quarterly †	30
Raptor Global Portfolio Liquidating Trust	243,576	259,774	0.1%	††^
Raptor Private Holdings, L.P.	1,827,636	1,926,178	0.4%	††^

	120,234,636	143,710,094	28.4%

Growth
Alydar QP Fund, L.P.	14,991,757	22,033,542	4.3%	Quarterly †	30
Conatus Capital Partners, L.P.	29,000,000	29,168,931	5.8%	Quarterly (b)	65
Highbridge Long/Short Equity Fund, L.P.	11,773,753	22,795,948	4.5%	Quarterly †	45
Maverick Fund USA, Ltd.	18,824,416	23,591,918	4.7%	Quarterly †	60
Pequot Partners Liquidating Trust	1,796,459	1,652,322	0.3%	††
Seligman Spectrum Focus Fund, LLC	20,000,000	19,706,831	3.9%	Monthly (c)	30

	96,386,385	118,949,492	23.5%

Value
Amici Qualified Associates, L.P.	14,948,921	21,276,781	4.2%	Quarterly †	45
Bay II Resource Partners, L.P.	20,500,000	32,200,573	6.4%	Quarterly †	45
Clovis Capital Partners Institutional, L.P.	16,428,584	21,332,121	4.2%	Quarterly †	45
Mulsanne Partners, L.P.	20,000,000	20,669,124	4.1%	Quarterly †	30
SEG Partners II, L.P.	22,000,000	25,017,876	5.0%	Quarterly †	45

	93,877,505	120,496,475	23.9%

Global
Amiya Global Emerging Opportunities Fund, L.P.	18,339,889	21,454,886	4.2%	Quarterly †	30
Artha Emerging Markets Fund, L.P.	20,000,000	19,744,244	3.9%	Quarterly (d)	60
Asian Century Quest Fund (QP), L.P.	12,598,257	18,209,491	3.6%	Quarterly †	45
Calypso Qualified Partners, L.P.	10,270,177	13,890,109	2.8%	Quarterly †	45
Miura Global Partners II, L.P.	20,000,000	20,825,618	4.1%	Monthly †	90

	81,208,323	94,124,348	18.6%

Total Investment Funds	391,706,849	477,280,409	94.4%

Affiliated Investment
Dreyfus Cash Management Plus Fund	24,592,479	24,592,479	4.9%	Daily (e)

Total Investments	$416,299,328	501,872,888	99.3%

Other Assets in Excess of Liabilities		3,716,342	0.7%

Total Net Assets		$505,589,230	100.0%

(a)	Investment has a 1 year hard lock-up period. $12 million was invested on 3/1/11.

(b)	Investment has a 1 year soft lock-up period with a 1.5% early withdrawal fee. $20 million was invested on 11/1/10. An additional $9 million was invested on 2/1/11.

(c)	Investment has a 1 year soft lock-up period with a 4% early withdrawal fee. $15 million was invested on 8/1/10. An additional $5 million was invested on 2/1/11.

(d)	Investment has a 1 year soft lock-up period with a 5% early withdrawal fee. Following the lock-up period, 75% of this investment may be subject to a gate. $15 million was invested on 1/1/11. An additional $5 million was invested on 2/1/11.

(e)	Investment in affiliated money market mutual fund. The 7-day yield at 3/31/11 was 0.08%. See Note 2E.

†	The investment amount has no lock-up or other redemption restrictions.

††	Illiquid Investment. The investment is expected to liquidate over the next two to five years.

^	Illiquid investment, fair valued by management. The valuation of this investment has been determined under the direction of the Board of Directors.
The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statement of Assets and Liabilities
March 31, 2011
Assets
Investments in funds, at value (Cost at $391,706,849) (Note 2A)		$477,280,409
Investments in affiliated issuer, at value (Cost at $24,592,479) (Note 2E)		24,592,479
Receivable for investments sold		1,693,742
Advance investments in funds, at value (Note 4)		6,000,000
Prepaid expenses		80,125

Total assets		509,646,755

Liabilities
Accrued investment advisory fees (Note 3)	$633,458
Payable for repurchase of interests (Note 8)	2,901,574
Accrued professional fees	298,677
Accrued accounting and administration fees	160,709
Accrued Directors’ fees (Note 3)	33,097
Accrued custody fees (Note 3)	2,535
Other accrued expenses and other liabilities	27,475

Total liabilities		4,057,525

Net Assets		$505,589,230

Investors’ Capital
Net capital contributions		$420,015,670
Net unrealized appreciation		85,573,560

Investors’ Capital		$505,589,230

Net Asset Value per Unit	$101.28
Number of Units Outstanding (unlimited number of units authorized)	4,992,200

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statement of Operations
For the year ended March 31, 2011
Investment Income
Dividend income from affiliated investments (Note 2E)		$52,489

Expenses
Investment advisory fee (Note 3)	$7,661,103
Accounting, administration and investor services fees	513,320
Audit and tax service fees	364,645
Directors’ fees (Note 3)	158,974
Insurance expense	131,642
Legal fees	97,975
Custody fees (Note 3)	15,104
Miscellaneous expenses	55,314

Total expenses		8,998,077

Net investment loss		(8,945,588)

Realized and Unrealized Gain
Net realized gain on investment funds sold	19,005,565
Net change in unrealized appreciation on investment funds	9,217,253

Net realized and unrealized gain		28,222,818

Net Increase in Investors’ Capital Derived from Investment Operations		$19,277,230

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statements of Changes in Investors’ Capital
	For the	For the
	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
Increase (Decrease) in Investors’ Capital from Investment Operations
Net investment loss	$(8,945,588)	$(9,420,019)
Net realized gain on investment funds sold	19,005,565	11,078,241
Net change in unrealized appreciation on investment funds	9,217,253	45,811,540

Net Increase in Investors’ Capital Derived from Operations	19,277,230	47,469,762

Capital Transactions
Proceeds from sale of interests	24,394,000	27,213,000
Repurchase of interests	(71,932,175)	(90,194,459)

Net Decrease in Investors’ Capital Derived from Capital Transactions	(47,538,175)	(62,981,459)

Total Decrease in Investors’ Capital	(28,260,945)	(15,511,697)

Investors’ Capital
At beginning of year	533,850,175	549,361,872

At end of year	$505,589,230	$533,850,175

Change in Units Outstanding
Units outstanding, January 1, 2011	—	—
Units issued related to Tax Transition (Note 1)	5,339,778	—
Units sold	70,111	—
Units repurchased	(417,689)	—

Units outstanding, March 31, 2011	4,992,200	—

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007
Total Return	4.04%	8.98%	(12.48)%	2.63%	5.96%
Ratios to Average Net Assets:
Expenses (1)	1.76%	1.73%	1.73%	1.71%	1.74%
Net Investment loss	(1.75%)	(1.71%)	(1.66%)	(1.56%)	(1.63%)
Portfolio Turnover Rate	26%	23%	12%	4%	2%
Net Assets, End of Year (000’s omitted)	$505,589	$533,850	$549,362	$610,454	$537,870

(1)	Expense ratios of the underlying funds in which the Fund invests are not included in the expense ratio.

January 1, 2011
through
For a Unit Outstanding	March 31, 2011 (a)
Net asset value per Unit, beginning of period	$100.00
Income from investment operations
Net investment income	1.28
Net realized and unrealized gain	—

Net asset value per Unit, end of period	$101.28

(a)	Effective January 1, 2011, the Fund unitized the capital accounts of Investors. See Note 1.
The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Statement of Cash Flows
For the year ended March 31, 2011
Cash Flows from Operating Activities
Net increase in investors’ capital resulting from operations	$19,277,230
Adjustments to reconcile net increase in investors’ capital from operations to net cash provided by operating activities:
Purchases of long-term investments	(122,757,130)
Proceeds from sale of long-term investments	155,196,116
Net purchases of short-term investments	(12,481,173)
Net realized gain on investment funds sold	(19,005,565)
Net change in unrealized appreciation on investment funds	(9,217,253)
Decrease in advance investments in funds	14,000,000
Decrease in receivable for investments sold	26,495,914
Increase in prepaid expenses	(64,146)
Decrease in accrued investment advisory fees	(689,643)
Increase in accrued professional fees	16,644
Increase in accrued accounting and administration fees	80,772
Increase in accrued Directors’ fees	14,101
Increase in accrued custody fees	91
Decrease in other accrued expenses and other liabilities	(6,646)

Net cash provided by operating activities	50,859,312

Cash Flows from Financing Activities
Proceeds from sale of interests	22,644,000
Repurchase of interests	(73,503,312)

Net cash used in financing activities	(50,859,312)

Net change in cash	—

Cash at beginning of year	—

Cash at end of year	$—

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(1) Organization:
Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.
On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Fund Subsidiary”) was organized in the State of Delaware. The Fund is the sole member and managing member of the Fund Subsidiary. The Fund Subsidiary was formed to hold certain of the Fund’s investments. As of March 31, 2011, the Fund Subsidiary did not hold any such investments.
The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles and in other registered investment companies (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.
The following long/short strategies were employed during the year ended March 31, 2011:
• Growth Strategy. Investment managers employing a growth strategy are more apt to subscribe to the “efficient market hypothesis” which maintains that the current market price of a stock reflects all the currently available information about a company and therefore represents the most reasonable price for that stock at that point in time. They seek to enjoy their rewards by participating in what the growth of the underlying company imparts to the growth of the price of its stock.
• Value Strategy. Investment managers following a value strategy focus on the extent to which they believe a stock is mispriced in the marketplace. If a stock is underpriced, it is a good buy; if it is overpriced, it is a good sell. These managers seek to buy stocks that are depressed due to difficulties being experienced by the stocks’ issuers, riding the stock prices upward, and then selling those stocks when the managers’ price objectives are reached, if and when the underlying entities recover.
• Opportunistic Strategy. Investment managers employing an opportunistic strategy seek to generate alpha (the incremental return that active fund managers seek to earn above market benchmarks) by moving between growth investing and value investing whenever they believe that market conditions favor one or the other. For example, a manager may switch from a growth to a value strategy when the manager believes that the momentum for growth stocks is slowing and valuations in growth stocks have reached unsustainable levels. Conversely, a manager may adopt a growth strategy when the manager believes the economic data indicates the presence of catalysts that favor growth stocks.
• Global-International Strategy. Investment managers employing a global-international strategy seek to generate capital appreciation through a portfolio of investments representing a variety of globally-oriented or international (non-US) focused long/short equity strategies. These strategies may include positions in the cash, futures and forward markets. Certain investment managers may also make investments in emerging markets.
The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Fund’s Directors (each a “Director”) have engaged Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(1) Organization (continued):
Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Optima Fund Management LLC (the “Sub-Investment Adviser”), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 15% interest in the Sub-Investment Adviser.
The Sub-Investment Adviser, as part of the Investment Fund selection process, conducts a comprehensive review of the managers of such funds, their investment process and organization, and may conduct interviews with references and industry sources to complete its determination. The Sub-Investment Adviser provides the Adviser with this information, which the Adviser expects to review and utilize in finalizing its Investment Fund selection.
SEI Global Services, Inc. provides accounting and administrative services for the Fund.
Effective September 28, 2010, Jennifer L. Carnes was elected Treasurer and Chief Financial Officer of the Fund (“CFO”) and Steven M. Anderson resigned his position as CFO.
Units of limited liability company interests in the Fund (“Units”) are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Initial and additional applications for Units in the Fund by investors (“Investors”) may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for Units.
Effective January 1, 2011, the Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Tax Transition”).
Prior to the Tax Transition, the Fund maintained a separate capital account for each Investor. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Investors as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Investor’s investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Investor’s capital account by the sum of the balances of the capital accounts of all Investors.
At a quarterly meeting of the Board held on December 13-14, 2010, the Board authorized the unitization of the capital accounts of Investors, as of January 1, 2011. A total of 5,339,778 Units were issued at an initial price of $100 per Unit. Following the Tax Transition, Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.
Units are not redeemable. The Fund from time to time may offer to repurchase Units pursuant to written tenders. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase Units from investors twice each calendar year, near mid-year and year-end. Investors can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.
Generally, except as provided under applicable law or under the Fund’s offering documents, an Investor shall not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the Units of such Investor, plus such Investor’s share of undistributed profits and assets.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(2) Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Valuation of the Fund and its Investments
The asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Directors may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.
The Directors have approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Directors may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.
Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based on the value on such date unless the Board determines during such sixty-day period that amortized cost does not represent fair value.
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820) — Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 provides amended disclosure requirements related to fair value measurements. Certain disclosure requirements of ASU No. 2010-06 were effective for the Fund for reporting periods beginning after December 15, 2009, while other disclosure requirements of the ASU are effective for fiscal years beginning after December 15, 2010. Since these amended principles require only additional disclosures concerning fair value measurements, adoption did not and will not affect the Fund’s financial condition, results of operations or cash flows.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(2) Significant Accounting Policies (continued):
A. Valuation of the Fund and its Investments (continued)
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended March 31, 2011, there have been no significant changes to the Fund’s fair valuation methodology.
For the year ended March 31, 2011, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.
The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund’s investments carried at fair value:

		Level 2 –	Level 3 –
	Level 1 –	Other Significant	Significant
Investments in Securities	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investment Funds	$—	$—	$477,280,409	$477,280,409
Affiliated Investment	24,592,479	—	—	24,592,479

Total Investments in Securities	$24,592,479	$—	$477,280,409	$501,872,888

The Investment Funds have been disclosed by strategy in the Schedule of Investments.
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
			unrealized	Net	Transfers in
	Balance as of	Realized	appreciation	purchases	and/or out	Balance as of
	March 31, 2010	gains	(depreciation)	(sales)	of Level 3	March 31, 2011

Investment Funds
Opportunistic	$156,796,654	$9,245,560	$(1,944,132)	$(20,387,988)	$—	$143,710,094
Growth	99,273,801	2,406,154	2,426,047	14,843,490	—	118,949,492
Value	144,688,838	4,415,705	7,286,420	(35,894,488)	—	120,496,475
Global	80,737,284	2,938,146	1,448,918	9,000,000		94,124,348

Total	$481,496,577	$19,005,565	$9,217,253	$(32,438,986)	$—	$477,280,409

The change in net unrealized appreciation on investments still held as of March 31, 2011 was $4,902,625.
B. Securities Transactions and Income
Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(2) Significant Accounting Policies (continued):
C. Fund Costs
The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; and expenses of meetings of the Board and Investors.
D. Income taxes
Through December 31, 2010, the Fund was classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax had been provided by the Fund. Each Investor is individually required to report on its own annual tax return such Investor’s distributive share of the Fund’s taxable income or loss through December 31, 2010. The Fund will provide each Investor with tax reporting in IRS Schedule K-1 through that date.
As described in Note 1, the Fund elected to be treated as a regulated investment company (“RIC”) for federal tax purposes, effective January 1, 2011.
As a RIC under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Investors generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).
Tax exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund’s tax treatment. Following the Tax Transition, the Fund’s tax reporting to Investors will be made on IRS Form 1099 instead on Schedule K-1.
The Fund has also elected to change its tax year end from December 31 to September 30, effective September 30, 2011, to allow management sufficient time to complete the necessary tax work in preparation for determining the amount of the Fund’s annual distribution. The accumulated components of earnings will be reflected on the tax year end.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalty will be classified as income taxes on the financial statements, if applicable. During the year, the Fund did not incur any interest or penalty. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but no limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
The cost of investments for Federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the investments. The allocated taxable income is reported to the Fund by the investments on each such fund’s calendar year Schedule K-1. The estimated aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of March 31, 2011 are noted below.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(2) Significant Accounting Policies (continued):
D. Income taxes (continued)

Federal tax cost of investments	$416,299,328	*

Gross unrealized appreciation	86,266,622
Gross unrealized depreciation	(693,062)

Net unrealized appreciation	$85,573,560

*	Based on book value.
E. Short-Term Investments
Short-term investments consist of liquid investments with maturities of less than 90 days. The Fund had $24,592,479 invested in Dreyfus Cash Management Plus Fund, an affiliated institutional money market fund, including $2,896,209 of segregated assets, which represents 4% of the value of the interests repurchased effective June 30, 2010 and December 31, 2010. See Note 8.
(3) Investment Advisory Fee and Other Transactions with Affiliates:
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, based on the net assets at the end of each month (the “Investment Advisory Fee”) at the annual rate of 1.50% of the Fund’s average net assets. Pursuant to this agreement, the Fund was charged $7,661,103 for the year ended March 31, 2011.
The Fund compensates The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, BNYM earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of BNYM’s expenses. Pursuant to this agreement, the Fund was charged $15,104 for the year ended March 31, 2011.
The Fund has contracted with Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $20,146 for the year ended March 31, 2011, which is included in miscellaneous expenses on the Statement of Operations.
The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson receive an additional $5,000 to the annual retainer. The Fund also reimburses the Directors for their reasonable out-of-pocket expenses.
The Directors do not receive any pension or retirement benefits from the Fund.
(4) Investment Transactions:
During the year ended March 31, 2011 the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $122,751,130 and $155,196,116, respectively.
On March 31, 2011, the Fund made advances of $6,000,000 to SEG Partners II, LP, representing a contribution of capital in such Investment Fund to be made on April 1, 2011.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(5) Indemnification:
In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.
(6) Financial Instruments with Off-Balance Sheet Risk:
In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is generally limited to the value of these investments as reported by the Fund.
(7) Risk Factors:
An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.
The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.
The Investment Funds generally provide for periodic redemptions, with some Investment Funds having hard lock-up provisions. Certain Investment Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.0% to 6.0% of net assets. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund.
In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. Alternatively, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund will not be able to vote on matters that required the approval of security holders of the Investment Fund, including matters that may be adverse to the Fund’s and its Investors’ interests.

Mellon Optima L/S Strategy Fund, LLC
Notes to Financial Statements
March 31, 2011
(8) Interest Repurchases:
The following is a summary of the Fund’s repurchase activity for the year ended March 31, 2011:

Repurchase Value	Commencement	Expiration Date	Interests
Date	Date of Offer	of Offer	Purchased

June 30, 2010 December 31, 2010	April 12, 2010 October 4, 2010	April 29, 2010 November 1, 2010	$30,163,241 $41,768,934
The Fund initially paid approximately 96% of the estimated value of the repurchased Interests of Investors within one month after the value of the Interests to be repurchased was determined. The remaining amount is expected to be paid no later than June 10, 2011.
(9) Subsequent Events:
On April 1, 2011, the Fund offered to repurchase up to $40,000,000 in Interests from Investors at their estimated net asset value as of June 30, 2011. The offer expired by its terms on April 29, 2011. The Fund received and accepted pursuant to this offer tender requests for Interests with an estimated value of $22,676,366. Pursuant to the terms of the repurchase offer, the Fund will initially pay out approximately $21,733,731 by July 31, 2011. The remaining amount will be paid out during June 2012.
During the months of April 2011 through May 26, 2011, the Fund received additional contributions from Investors of $2,060,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Investors of
     Mellon Optima L/S Strategy Fund, LLC
We have audited the accompanying statement of assets and liabilities of Mellon Optima L/S Strategy Fund, LLC (the “Fund”), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, changes in investors’ capital for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with management of the investment funds and the custodian. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Mellon Optima L/S Strategy Fund, LLC at March 31, 2011, the results of its operations and its cash flows for the year then ended, changes in its investors’ capital for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.
New York, New York
May 26, 2011

Mellon Optima L/S Strategy Fund, LLC (Unaudited)
Factors Considered by the Board of Directors in Approving Advisory Agreements (Unaudited)
The 1940 Act requires that the Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser or sub-investment adviser (the “Independent Directors”) voting separately, approve the Fund’s investment advisory agreement, sub-investment advisory agreement (together, the “Advisory Agreements”) and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the Advisory Agreements, the Board of Directors conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Directors received from the Fund’s investment adviser, Mellon Hedge Advisors LLC (“MHA” or the “Adviser”) and the Fund’s sub-investment adviser, Optima Fund Management LLC (“Optima” or the “Sub-Adviser”), a range of information in response to a written request prepared on their behalf by their own legal counsel. The Directors met on December 13-14, 2010 to review these materials and to discuss the proposed continuation of the Fund’s Advisory Agreements. Representatives of management attended a portion of the December meetings to provide additional information and to respond to questions and comments arising from the Directors’ review of the materials and their deliberations.
The information requested by the Independent Directors and reviewed by the entire Board included:
(i)	Financial and Economic Data: The Adviser’s and Sub-Adviser’s balance sheet and income statement, as well as a profitability analysis of the Adviser and the Sub-Adviser;

(ii)	Management Teams and Operations: The Adviser’s and Sub-Adviser’s Form ADV, as well as information concerning the Adviser’s and Sub-Adviser’s executive management, investment committee, and overall organizational structure;

(iii)	Comparative Performance and Fees: Analyses prepared by the Adviser regarding the Fund’s historical performance, and an analysis of the Fund’s management fee and expense ratio compared to a peer group of similar funds selected by the Adviser;

(iv)	Specific Facts Relating to the Fund: The Sub-Adviser’s commentary on the Fund’s performance and any material portfolio manager and strategy changes that may have affected the Fund in the prior year; and

(v)	Other Benefits: The benefits flowing to The Bank of New York Mellon Corporation (“BNY Mellon”) and its affiliates, including revenues received by BNY Mellon affiliates in consideration of advisory and custodial services provided by such affiliates to the Fund, and information about the ownership of MHA by BNY Mellon and BNY Mellon’s interest in Optima.
In considering the continuation of the Fund’s Advisory Agreements, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling, and individual Directors did not necessarily attribute the same weight or importance to each factor. The Directors determined that the terms and conditions of the Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Directors’ determination are described below.
Nature, Extent and Quality of Services
The Board considered the nature, scope and quality of the overall services provided to the Fund by the Adviser and Sub-Adviser. In their deliberations as to the continuation of the Advisory Agreements, the Directors were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s investors have chosen to entrust the Adviser, under the supervision of the Board and with the advice of the Sub-Adviser, to manage the portion of their assets invested in the Fund.
Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser and the Sub-Adviser. The Board determined that the services provided were of high quality and at least commensurate with industry standards.

Mellon Optima L/S Strategy Fund, LLC (Unaudited)
The Directors reviewed the background and experience of MHA’s investment committee and also met with representatives of the Adviser. The Directors considered the differing scope and nature of the investment management services provided by MHA and Optima, respectively, in analyzing, selecting and monitoring managers of hedge funds and the responsibility of MHA to oversee the performance of Optima. In these discussions, the Board focused in particular on MHA’s and Optima’s expertise with regard to investment strategies and techniques utilized by hedge funds and managers of hedge funds.
The Board determined that the Adviser and the Sub-Adviser had the expertise and resources to manage the Fund effectively.
Investment Performance
The Board considered the investment performance of the Fund against its benchmark (the HFRX Equity Index), as well as to the S&P 500 Index. The Board was cognizant of the fact that, because the Fund’s investment strategy is designed to produce returns largely uncorrelated to those of the broader securities markets, the S&P 500 Index was included to demonstrate the lack of correlation rather than as a strategy benchmark for the Fund.
In considering the Fund’s long term performance it was noted that the Fund was the successor to Mellon Hedge Fund I (“MHF”), a common trust fund launched on February 1, 2003 having substantially the same objective and strategies as the Fund and as to which Optima had served as sub-adviser.
The Board considered the Fund’s performance for the past three calendar years, based on the materials provided to the Board for the December 13-14 meetings. The Board found that for the 12-month periods ended December 31, 2007 and 2008, the Fund’s average annual total returns were 12.69% and -19.50%, respectively, and the Board noted that these returns compared favorably to the returns for the Fund’s benchmark index (3.22% and -25.46%) and the S&P 500 Index (5.49% and -37.00) over the same periods. The Board also noted that the Fund’s return for the 12-month period ended December 31, 2009 was 9.52%, which underperformed the 13.14% return of the benchmark index and the 26.46% return of the S&P 500 Index for that period. The Board also considered the performance of the Fund relative to a peer group of six similarly managed funds, noting that the Fund’s calendar year performance ranked it first, fourth and fifth in 2007, 2008 and 2009, respectively.
Advisory Fee and Other Expenses
The Board also reviewed the advisory fees and expense ratios of the Fund and compared such data with a peer group of similar funds compiled by MHA. The Board noted that the Fund’s contractual advisory fee payable to MHA was 1.50% of the Fund’s net assets, and from that fee MHA paid 0.75% to Optima. They also noted that the Fund’s total net expense ratio was 1.73% and 1.75%, as of its fiscal year end March 31, 2010 and the six-month period ended September 30, 2010, respectively.
The Board also noted that as investors in a fund of hedge funds, the investors of the Fund would bear not only the fees and expenses of the Fund itself but also indirectly the fees, including asset-based fees and performance-based fees, and other expenses of the hedge funds in which the Fund invests, and may also bear investment advisory fees payable by such investors as clients of BNY Mellon Wealth Management, outside the Fund. Although neither MHA nor Optima has any separate account products utilizing the same strategy, the Board did note that the 1.50% advisory fee payable by the Fund is identical to that payable by a fund of hedge funds that is managed by Optima under a similar mandate as the Fund.
The Board concluded that the fees paid to MHA and Optima under the Advisory Agreements were fair and reasonable in relation to the nature and quality of the services provided by each, and that the aggregate fee paid by the Fund was fair and reasonable in relation to the fees payable by other similar registered funds of hedge funds.
In considering the portions of the total 1.50% advisory fee retained by MHA and paid to Optima, the Board considered that, although BNY Mellon had a 15% ownership interest in Optima Group Holdings LLC, Optima’s parent company, the disparate ownership of MHA and Optima indicated an arm’s length fee arrangement existed between the two firms. The Board concluded that the portion of the overall fee retained by MHA and Optima was reasonable in relation to the services provided by each firm.

Mellon Optima L/S Strategy Fund, LLC (Unaudited)
The Advisers’ Profitability
The Independent Directors considered each of MHA’s and Optima’s profitability in managing and sub-advising, respectively, the Fund as well as the different methodology used to compute such profitability with respect to each firm, and the various direct and indirect expenses incurred by MHA and Optima in these roles. The Independent Directors determined that each firm’s profitability in their respective roles with the Fund was reasonable and not excessive given the quality and scope of services provided to the Fund. In this regard, the Board recognized and considered the fact that BNY Mellon indirectly shares in the profits realized by Optima because of its ownership of an interest in Optima’s parent.
Economies of Scale
The Board also considered the extent to which economies of scale might be realized as the Fund grows. The Independent Directors concluded that there has not been an increase in assets of the Fund of sufficient magnitude so as to warrant any reduction or break point in the advisory fee at this time.
Other Benefits
As part of its review of the Advisory Agreements, the Board also considered the extent to which BNY Mellon and Optima derive other benefits as a result of their relationships with the Fund. It determined that, although there are certain benefits which accrue to BNY Mellon and Optima, such benefits cannot be precisely determined or quantified, and it does not believe those benefits to be economically significant.
*   *   *
The foregoing factors were among those weighed by the Directors in determining that the terms and conditions of the Fund’s Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the Advisory Agreements for a one-year period.

Directors and Officers (Unaudited)
The following table lists the Fund’s directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the year ended March 31, 2011. The Fund’s Confidential Offering Memorandum includes additional information about the Fund’s directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.
Independent Directors

			Number
			of
	Term of		Portfolios	Other
	Office		in Fund	Directorships
	and		Complex	Held by	Director
	Length of		Overseen	Director	Remuneration
Name(Age), Position(s) with Fund,	Time	Principal Occupation(s)	by	Outside Fund	(year ended
Address and Year of Birth	Served	During Past 5 Years	Director	Complex	March 31, 2011)
Robert Bowen (74), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1937	Term — Indefinite Length — Since December 2008	Retired; formerly Executive Vice President, Callan Associates, 1993-2002	1	None	$20,625

Robert J. Dwyer (67), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term — Indefinite Length — Since December 2008	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation; formerly Executive Vice President of Morgan Stanley Dean Witter	1	Bimini Capital Management, Inc. (REIT); Mas-Tec Inc. (special construction)	$20,625

Carla Diane Hunter (56), Director and Chair of Audit Committee c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1954	Term — Indefinite Length — Since December 2008	Chief Operating Officer, Weizmann Global Endowment Trust, 2002- present; formerly Director of Investments and Treasury, Museum of Modern Art, New York City, 1997 — 2002	1	None	$23,500

Arthur Williams III (69), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term — Indefinite Length — Since December 2008	President and Chief Investment Officer, Pine Grove Associates, Inc., since 1994; formerly Director of Retirement Plan Investments, McKinsey & Company, until 1994	1	None	$20,625

Rodney S. Yanker (51), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1959	Term — Indefinite Length — Since December 2008	Co-Founder and Senior Partner, Alternative Asset Managers, LP, since 2004; Director and Chief Operations Officer, Transformation Capital Corp., until 2008	1	None	$20,625

Interested Director

Number
of
	Term of		Portfolios	Other
	Office		in Fund	Directorships
	and		Complex	Held by	Director
	Length of		Overseen	Director	Remuneration
Name (Age), Position(s) with Fund,	Time	Principal Occupation(s)	by	Outside Fund	(year ended
Address and Year of Birth	Served	During Past 5 Years	Director	Complex	March 31, 2011)
Newton P.S. Merrill (71), Director (Chairman) c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1939	Term — Indefinite Length — Since December 2008	Retired; formerly Senior Executive Vice President, The Bank of New York, 1994-2003; Executive Vice President and Group Executive, Bank of Boston, 1991-1994	1	York Enhanced Strategy Fund LLC	$23,500
Principal Officers Who Are Not Directors

Term of Office and
Name (Age), Address and	Position(s)	Length of Time	Principal Occupation(s)
Year of Birth	Held with Fund	Served	During Past 5 Years
David K. Mossman (58) BNY Mellon Wealth Management One Mellon Center Pittsburgh, PA 15258 1952	President and Chief Executive Officer	Term — Indefinite Length — Since December 2008	Senior Vice President and Director, Investment Administration, BNY Mellon Wealth Management (since 1982)

Jennifer L. Carnes (39) BNY Mellon Asset Management 200 Park Avenue, 7th Floor New York, NY 10166 1971	Treasurer and Chief Financial Officer	Term — Indefinite Length — Since September 2010	Vice President, BNY Mellon Asset Management (since 2000)

Katherine Cain (53) BNY Mellon Wealth Management One Boston Place, Suite 024-0072 Boston, MA 02108 1958	Chief Compliance Officer	Term — Indefinite Length — Since December 2008	First Vice President, BNY Mellon Wealth Management Group Compliance (since 2005); Chief Compliance Officer, Mellon Hedge Advisors, LLC (since 2005); formerly Chief Compliance Officer, Boston Safe Advisors (2005 — 2008)

Peter M. Sullivan (43) BNY Mellon Corporation One Boston Place, Suite 024-0081 Boston, MA 02108 1968	Secretary	Term — Indefinite Length — Since February 2009	Managing Counsel — Asset Management and Managing Director, BNY Mellon (since 2008); formerly Senior Counsel and Vice President, Mellon Financial Corporation (2004-2008)

Ridgway H. Powell (48) BNY Mellon Wealth Management One Boston Place, Suite 024-0031 Boston, MA 02108 1963	Vice President	Term — Indefinite Length — Since June 2005	First Vice President, BNY Mellon Wealth Management Group (“WMG”) and Vice President, Mellon Hedge Advisors, LLC; formerly Head of Taxable Fixed Income Desk, BNY Mellon WMG

Anthony J. Mastrocola (34) BNY Mellon Wealth Management One Boston Place, Suite 024-0071 Boston, MA 02108 1977	Vice President	Term — Indefinite Length — Since October 2008	Vice President, BNY Mellon Wealth Management Group (since 2004), Vice President, Mellon Hedge Advisors, LLC (since 2005)

Item 2. Code of Ethics.
On February 22, 2005, the Registrant adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2011, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics to the Registrant’s Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant’s Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Carla Diane Hunter, who is “independent” pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Ms. Hunter is the Chief Operating Officer of Weizmann Global Endowment Management Trust, and formerly served as the Director of Investments and Treasury of the Museum of Modern Art, New York City. She has been a member of the Registrant’s audit committee since December 1, 2008.
Item 4. Principal Accountant Fees and Services.
(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2011 and 2010 were $89,100 and $62,100, respectively.

(b)	AUDIT RELATED FEES: The aggregate fees billed in the fiscal years ended March 31, 2011 and 2010 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,400 and $7,400, respectively. The nature of the services comprising the fees disclosed under this Item include: the examination of compliance with requirements of Rule 17f-2 of the Investment Company Act of 1940.

(c)	TAX FEES: The aggregate fees billed in the fiscal years ended March 31, 2011 and 2010 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $178,500 and $170,000, respectively. Services rendered included the preparation of U.S. federal, state and local tax returns.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP in the fiscal years ended March 31, 2011 and 2010.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant’s audit committee before the accountant was engaged by the Registrant to perform such services.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant’s investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2011 and 2010 were $29,077,330 and $26,201,339, respectively.

(h)	Because all of the non-audit services rendered to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were pre-approved by the Registrant’s audit committee of the Board of Directors and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved by the Registrant’s audit committee is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to the Registrant.
Item 6. Investments
(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this filing.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are as follows:

MELLON HEDGE ADVISORS, LLC
POLICIES AND PROCEDURES
Chapter: PROXY VOTING	Document Number: 504
Section:	Issued/Revised Date: Revised 2/1/2011
Subject:	Page Number: 4
Issuing Department: COMPLIANCE	Responsible Department: INVESTMENT COMMITTEE

BACKGROUND:	Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

REFERENCE:	Rules 206(4)-6 and 204-2 under the Investment Advisers Act of 1940.

POLICY:
Mellon Hedge Advisors, LLC (“MHA” or the “Firm”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Given the nature of securities purchased (interests in unregistered investment vehicles, or “Investment Funds”) for our fund of hedge funds clients that are registered investment companies under the Investment Company Act of 1940 (the “ICA”), it may be advisable, at times, to irrevocably waive voting rights on certain securities. In such cases, the investment management agreement provides the authority to waive such rights on behalf of our clients.

For purposes of this policy, the ICA definition of voting security (Section 2(a)(42)) will be used: “Voting security” means any security presently entitling the owner or holder thereof to vote for the election of directors of a company.

Waiver of Voting Rights for Registered Investment Company Clients

In managing assets of a fund of hedge funds, MHA expects to purchase a class of non-voting securities or enter into an agreement, typically before purchase, to relinquish the right to vote in respect of its investments in Investment Funds. For any Investment Fund where MHA does not do either of the foregoing (and it does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 5% of the Investment Fund’s voting securities.

Where a separate non-voting security class is not otherwise available, MHA would seek to create by contract the same result as owning a non-voting security class: namely, a security that affords its registered fund client, and each subsequent holder, no legal right to vote. This result would be accomplished through a written agreement between MHA on behalf of the registered fund client and the Investment Fund where MHA and the registered fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the fund and all subsequent holders. The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the fund’s interest be identical to that of a separate non-voting class. The form of the agreement is attached to this policy as Exhibit A. In each instance, MHA will determine if the fund will waive the fund’s voting rights. When it does so, MHA will consider only the interests of the fund and not the interests of MHA or those of MHA’s other clients.

MHA will vote proxies received in accordance with its client’s guidelines, if any, for proxy voting. We maintain written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In addition, due to the nature of the securities in which we invest and our ability to waive voting rights as disclosed above, MHA will seek advice from fund counsel when necessary to determine whether the subject matter of a solicitation sent by an Investment Fund to a class of interests holders is such that the class of interests may be deemed to be a “voting security” under the ICA.

RESPONSIBILITY:	The Investment Committee has the responsibility for the implementation and monitoring of our proxy voting policy and practices.

The Chief Compliance Officer has the responsibility to ensure that the firm’s proxy voting policy is properly disclosed to its clients and to assist the Investment Committee in analyzing and resolving conflicts of interest.

PROCEDURES:
MHA has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures
•	All employees will forward any proxy or similar materials received on behalf of clients to an employee designated by the Investment Committee;

•	The designated employee will determine which client accounts hold the security to which the proxy relates;

•	The designated employee will summarize the information and identify any known material conflicts for the Investment Committee.

•	The Investment Committee will review the proxy and assess, for its registered fund clients, whether fund counsel should be consulted to assist in determining whether the subject matter of a solicitation sent by an Investment Fund to a class of interests holders is such that the class of interests may be deemed to be a “voting security” under the ICA.

•	If, in consultation with fund counsel, it is determined that the matter is such that the class of interests would be deemed a “voting security” and MHA has waived its rights to vote, MHA will not vote on the matter. If MHA has not waived its right to vote and its clients’ holdings of the relevant Investment Fund interests are less than 5% of such fund’s voting securities, MHA will vote on the matter.

•	The Investment Committee will review the proxy and will assess whether there is any conflict of interest as a result of an employee’s personal relationships and/or due to any special circumstances arising during the conduct of the Adviser’s business. If any conflict exists for any member of the committee, he or she will promptly notify the other Committee members and the Chief Compliance Officer of the conflict.

•	The Investment Committee, the Chief Compliance Officer, and MHA’s legal department, if appropriate, will determine if the conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence MHA’s decision making in voting the proxy. MHA will maintain a record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, MHA will vote the proxies as determined by the Investment Committee, by meeting or vote in lieu of meeting, notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Chief Compliance Officer and Investment Committee Chairman will consult with legal to determine a method to resolve such conflict. Such methods may include but are not limited to disclosing the conflict to the client and obtaining consent before voting, engaging a third party to recommend a vote, engaging another party on behalf of the client to vote the proxy on its behalf.

•	The designated MHA employee will vote the proxy as determined above in a timely and appropriate manner and shall maintain written records of the vote including, if applicable, a written record of the method used to resolve a material conflict of interest.

Disclosure

•	MHA will provide conspicuously displayed information in its Disclosure Document, if required, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how MHA voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the above referenced designated employee.

•	In response to any request the designated employee will prepare a written response to the client with the information requested, and, as applicable, will include the name of the issuer, the proposal voted upon, and how MHA voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, MHA will vote proxies in the best interests of each particular client. MHA’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on MHA’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•	MHA will generally vote with management’s recommendations on routine corporate housekeeping proposals such as the selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

•	When MHA has waived rights to vote for a registered fund client and the issue presented for vote is such that the class of interests would be deemed a “voting security”, MHA will not vote on the matter.

•	Other matters will be voted on a case-by-case basis.
Exhibit A: Form of Agreement for Waiver of Voting Rights
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Mellon Hedge Advisors, LLC, the Registrant’s investment adviser (the “Adviser”) and Optima Fund Management LLC, the Registrant’s sub-investment adviser (the “Sub-Investment Adviser”) who are primarily responsible for the day-to-day management of the Registrant’s portfolio by virtue of their membership on the investment committee of their respective firms (each, an “Investment Committee”). All information provided in the table is as of March 31, 2011. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.
The Adviser

Name	Title, Length of Service and Business Experience in Last Five Years
Ted A. Berenblum	Managing Director and Head of Alternative Assets, BNY Mellon Wealth Management Group (since September 2008).Vice President, Mellon Hedge Advisors, LLC (since 2009). Managing Director and Head of Ultra High Net Worth Investments, Citi Wealth Management (2005 — 2008). Managing Director and Head of Product Management, Product Strategy and Manager Evaluation, Citi Private Bank (2002 — 2005).

David M. Breitwieser	Vice President, BNY Mellon Wealth Management Group (since 1997). Senior Director — Portfolio Management, Fort Lauderdale (since 2001). Rotating Member of Investment Strategy Committee (since 2008), Member of Investment Strategy Committee (2003 — 2008). Vice President, Mellon Hedge Advisors. LLC (since 2005).

Joseph A. Fernandez	Managing Director, Florida Portfolio Management (since 2008), First Vice President of BNY Mellon Wealth Management Group (since 2007), Vice President (2004-2007). Vice President, Mellon Hedge Advisors, LLC (since 2005). Member of the Strategic Acquisitions Group (1998 to 2003).

Anthony Mastrocola	Vice President (since 7/2009), BNY Mellon Wealth Management Group, Assistant Vice President (2004 — 2009), Vice President, Mellon Hedge Advisors, LLC (since 2009), Assistant Vice President (2005-2009), Vice President (since 2010), Mellon Optima L/S Strategy Fund Assistant Vice President (October 2008-2010).

Ridgway H. Powell	Managing Director, BNY Mellon Wealth Management Group (since 1998). Vice President, Mellon Hedge Advisors, LLC (since 2005). Head of Taxable Fixed Income Desk (1993 to 1998).

Steven H. Reiff	Managing Director, BNY Mellon Wealth Management (since 1999) National Director of Investment Advice and Analytics (since 2010). National Director, Wealth Management (2006-2010). Vice President, Mellon Hedge Advisors, LLC (since 2005). Managing Director of Mellon, The Family Office (2002 to 2005). Managing Director of Wealth Strategies (1999 to 2002).

Patricia M. Schneider	Vice President, BNY Mellon Wealth Management (since 2006), Assistant Vice President (2004-2006). Vice President, Mellon Hedge Advisors, LLC (since 2009).
The Sub-Investment Adviser

Name	Title, Length of Service and Business Experience in Last Five years
Dixon Boardman	Managing Member, Optima Fund Management LLC (since 1988), New York, NY. Senior Vice President, UBS Financial Services Inc. (1988 to 2005), New York, NY.

Thomas Gimbel	Executive Managing Director, Chief Portfolio Risk Officer, Optima Fund Management LLC (since 2004). New York, NY. Managing Director, Credit Suisse Asset Management (2000 to 2004) New York, NY. Managing Director, DLJ Asset Management (acquired by Credit Suisse), (1999 to 2000), New York, NY.

Geoffrey Lewis	Chief Financial Officer, Chief Operations Risk Officer, Chief Compliance Officer, Optima Fund Management LLC (since 1989), New York, NY.

Fabio Savoldelli	Chief Investment Officer (since 2008), Chief Global Strategist, Managing Director, Optima Fund Management LLC (since 2007), New York, NY. Chief Investment Officer, Merrill Lynch Investment Managers Alternative Strategies (1996 to 2007), New York, NY.

Johnny Yee	Deputy Chief Investment Officer, Optima Fund Management LLC (since 2001), New York, NY. Associate-Equity Research, Thomas Weisel Partners (2000 to 2001), San Francisco, CA. Associate-Financial Services and Health Services, Group Booz Allen and Hamilton (1998 to 2000), New York, NY.
(a)(2)(i)-(iii)	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:
The table below indicates for each member of the Investment Committee of the Adviser and the Sub-Investment Adviser information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.
The Adviser

Name	Other Accounts Managed by the Portfolio Managers
Ted A. Berenblum	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 1 account with total assets of approximately $21 million.

David M. Breitwieser	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 250 accounts with total assets of approximately $489 million.

Joseph A. Fernandez	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 118 accounts with total assets of approximately $307 million.

Anthony Mastrocola	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: 1 account with total assets of approximately $21 million.

Ridgway H. Powell	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 135 accounts with total assets of approximately $1.7 billion.

Steven H. Reiff	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

Patricia M. Schneider	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 326 accounts with total assets of approximately $421 million
The Adviser receives no fees based on the investment performance of any account.
The Sub-Investment Adviser

Name	Other Accounts Managed by the Portfolio Managers
Dixon Boardman	Other Registered Investment Companies: None.
Other Pooled Investment Vehicles: 10 entities with total assets of approximately $741 million.
Other Accounts: 2 accounts with total assets of approximately $24 million.

Thomas Gimbel	Other Registered Investment Companies: None.
Other Pooled Investment Vehicles: 10 entities with total assets of approximately $741 million.
Other Accounts: 2 accounts with total assets of approximately $24 million.

Geoffrey Lewis	Other Registered Investment Companies: None.
Other Pooled Investment Vehicles: 10 entities with total assets of approximately $741 million.
Other Accounts: 2 accounts with total assets of approximately $24 million.

Fabio Savoldelli	Other Registered Investment Companies: None
Other Pooled Investment Vehicles: 10 entities with total assets of approximately $741 million.
Other Accounts: 2 accounts with total assets of approximately $24 million.

Johnny Yee	Other Registered Investment Companies: None.
Other Pooled Investment Vehicles: 10 entities with total assets of approximately $741 million.
Other Accounts: 2 accounts with total assets of approximately $24 million.
The Sub-Investment Adviser receives a fee based upon the investment performance of:
•	No Registered Investment Companies.

•	10 Other Pooled Investment Vehicles with total assets of $741 million.

•	2 Other Accounts with total assets of approximately $24 million.
(a)(2)(iv)	CONFLICTS OF INTEREST:
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committees’ members’ responsibility for the management of the Registrant as well as one or more other accounts. The Adviser and the Sub-Investment Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Investment Fund manager may inform the Adviser or Sub-Investment Adviser that the Investment Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Adviser or Sub-Investment Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Investment Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. The Adviser generally does not invest the assets of any clients other than the Registrant in the types of Investment Funds in which the Registrant will invest. Although the Sub-Investment Adviser will invest assets of other clients in such Investment Funds, the Sub-Investment Adviser has policies that require a portfolio manager to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below.

Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in Investment Funds are placed. If a portfolio manager determines that a particular Investment Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Investment Fund is otherwise no longer a desirable investment, but that Investment Funds imposes restrictions as to the amount it can or will redeem, the portfolio manager may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in an Investment Fund for more than one account, the policies of the Adviser and the Sub-Investment Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

In order to ensure that the Sub-Investment Adviser will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Sub-Investment Adviser’s Investment Policy Committee and Portfolio Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (i) any specific client requirements for underlying liquidity; (ii) client requirements for specific asset allocation; (iii) the imposition of penalty fees associated with withdrawal from such an investment in light of anticipated client liquidity needs or events; (iv) specific client requests to invest with a particular manager or to not invest with such a manager; (v) client cash inflows and outflows and available cash balances; (vi) the time of entry of such an investment opportunity; (vii) portfolio construction constraints; (viii) materiality of position; (ix) a client’s ERISA status, if applicable, and the existence of limitations at the Investment Fund level on investments by ERISA plans; and (x) specific client requirements to hold an actual meeting with underlying managers (which may result in a delay in making the implementation of a particular investment for such a client). In instances of limited manager capacity, the Sub-Investment Adviser will allocate such investment opportunities among clients as fairly as possible within specific client constraints.

A portfolio manager might have an incentive to favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Investment Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below for a description of the structure of the compensation arrangements of the members of the Investment Committee of each firm. The Adviser charges no performance based advisory fees on any clients account. The Sub-Investment Adviser receives performance fees with respect to several accounts other than the Registrant. As noted above, however, both the Adviser and the Sub-Investment Adviser have policies designed to ensure equitable treatment of accounts, regardless of performance fees.

A portfolio manager might also seek to favor an account: (i) if the portfolio manager has a beneficial interest in the account, (ii) in order to benefit a large client or (iii) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Sub-Investment Adviser imposes certain trading restrictions and reporting requirements as to accounts in which a portfolio manager or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, both firms monitor dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.
(a)(3)	COMPENSATION OF PORTFOLIO MANAGERS:
The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon their respective firm’s financial performance.

Compensation of the Adviser’s Portfolio Managers.

The Adviser has no employees of its own. All members of the Adviser’s Investment Committee are employed and compensated by affiliates of The Bank of New York Mellon Corporation (“BNY Mellon”). Compensation arrangements of these investment professionals are determined on the basis of the investment professional’s overall services to the Adviser and one or more other BNY Mellon affiliated entities and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the members of the Adviser’s Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. In addition, all members of the Adviser’s Investment Committee may also receive options of common shares or restricted stock of common shares of BNY Mellon. The following describes each component of the compensation package of the members of the Adviser’s Investment Committee:
1.	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

2	Annual Bonus Plan. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of BNY Mellon overall and the investment business of BNY Mellon’s Wealth Management division. In the case of all members of the Investment Committee, the size of an individual’s participation in such bonus pool is determined by reference to: (i) the person’s base salary, and (ii) the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

3.	Stock Awards. Investment professionals may receive options to purchase shares of stock of BNY Mellon, the parent company of the Adviser. Such options permit the investment professional to purchase a specified amount of stock at the strike price which is the fair market value on the date of grant. The option will vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests ratably over a period of generally three years, although the time period could vary. In the case of either options or restricted stock, if an employee leaves before vesting, the unvested options or stock are forfeited.
Compensation of the Sub-Investment Adviser’s Portfolio Managers.

The Sub-Investment Adviser’s compensation arrangements with investment professionals are determined on the basis of the investment professional’s overall services to the Sub-Investment Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Sub-Investment Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Investment Adviser. In addition, Messrs. Boardman and Lewis are equity owners of the parent company of the Sub-Investment Adviser. Mr. Gimbel participates in a stock option program. The following describes each component of the compensation package for the members of the Sub-Investment Adviser’s Investment Committee:
1.	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Investment Adviser considers base compensation a significant component of an investment professional’s overall compensation and seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

2.	Investment Bonus Plan. Under the Sub-Investment Adviser’s plan, members of the Investment Committee are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
(i)	Investment Performance: Although no one individual employed by the Sub-Investment Adviser has exclusive responsibility as to any specific account, the investment performance of all accounts as to which the Investment Committee has day-to-day responsibility over a one-year period is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. In addition, the investment performance of any Investment Fund held by the firm on behalf of any clients as a result of such individual’s identification and recommendation of such fund is taken into account. The amount of total assets in all accounts for which the Committee has day-to-day responsibility is also considered.

(ii)	The Profitability of the Sub-Investment Adviser: The profitability of all operations the Sub-Investment Adviser’s parent company is also considered in determining bonus awards.

(iii)	Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Investment Adviser’s business, including the investment professional’s achievement of previously prescribed goals and objectives, support of sales activities, new fund/strategy idea generation, professional growth and development, and management responsibility, where applicable, are evaluated in determining the amount of any bonus award.
3.	Stock Options. As noted above, Mr. Gimbel receives options to purchase restricted interests of Optima Group Holdings LLC, the parent company of the Sub-Investment Adviser. Such options permit the investment professional to purchase a set amount of interests at the strike price on the date of grant. The strike price is calculated in accordance with a formula tied to the value of the parent company. The option can be exercised for a set period (normally a number of years) and the investment professional would be eligible to exercise the option if the firm was sold prior to the expiration date.
(a)(4)(a)	FUND OWNERSHIP BY PORTFOLIO MANAGERS:
The following table indicates as of March 31, 2011, the value, within the indicated range, of shares beneficially owned by the Adviser’s Investment Committee in the Registrant. For purposes of this table, the following letters indicates the range indicated below:

A	–	$0
B	–	$1 - $10,000
C	–	$10,001 - $50,000
D	–	$50,001 - $100,000
E	–	$100,001 - $500,000
F	–	$500,001 - $1,000,000
G	–	More than $1 million

Adviser’s Portfolio		Sub-Investment Adviser’s
Manager Name	Ownership	Portfolio Manager Name	Ownership
Ted A. Berenblum	A	Dixon Boardman	A

David M. Breitwieser	A	Thomas Gimbel	A

Joseph A. Fernandez	A	Geoffrey Lewis	A

Anthony Mastrocola	A	Fabio Savoldelli	A

Ridgway H. Powell	D	Johnny Yee	A

Adviser’s Portfolio		Sub-Investment Adviser’s
Manager Name	Ownership	Portfolio Manager Name	Ownership
Steven H. Reiff	A

Patricia M. Schneider	A

(a)(4)(b)	Not applicable to this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.
Item 11. Controls and Procedures.
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics required by Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b)	Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: June 9, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: June 9, 2011

By (Signature and Title):	/s/ JENNIFER L. CARNES Jennifer L. Carnes, Treasurer and Chief Financial Officer

Date: June 9, 2011